                                       [PHOTO]

                                       THE PORTUGAL FUND, INC.
                                       ------------------------------
                                       SEMI-ANNUAL REPORT
                                       JUNE 30, 1997

 CONTENTS

Letter to Shareholders....................................................     1

Portfolio Summary.........................................................     6

Schedule of Investments...................................................     7

Statement of Assets and Liabilities.......................................     9

Statement of Operations...................................................    10

Statement of Changes in Net Assets........................................    11

Financial Highlights......................................................    12

Notes to Financial Statements.............................................    13

Results of Annual Meeting of Shareholders.................................    16

Description of Dividend Reinvestment and Cash Purchase Plan...............    17

PICTURED ON THE COVER IS THE AMOREIRAS SHOPPING CENTER LOCATED IN LISBON, PORTUGAL.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                 August 15, 1997

DEAR SHAREHOLDER:

I am pleased to report on the activities of The Portugal Fund, Inc. (the "Fund") for the six months ended June 30, 1997.

At June 30, 1997, the Fund's net assets were $112.7 million. Net asset value ("NAV") per share was $21.19, as compared to $17.43 at December 31, 1996.

PERFORMANCE

For the period January 1, 1997 through June 30, 1997, the Fund's total return, based on NAV was 21.6%, as compared to 30.6% for the Morgan Stanley Capital International Portugal Index (the "Index").

The Fund's underperformance relative to the Index in the first half of 1997 mainly was a function of the inability to fully capture the impact of large-capitalization stocks, which have been quite strong. This was most evident in telecommunications. Portugal Telecom, S.A. accounts for about 33% of the Index and has performed extremely well. Although the Fund is heavily weighted in telecom, legal diversification requirements prevent us from being Index-weighted in this sector.

It also should be noted that, despite recent relative underperformance, the Fund has outperformed the Index since inception on November 9, 1989. From that date through June 30, 1997, the Fund returned 63.2% based on NAV and assuming the reinvestment of dividends and distributions, versus 23.2% for the Index. I believe that this return supports the Fund's basic charter, which is to generate superior returns over the longer term through broad portfolio diversification.

INVESTMENT PERSPECTIVE

Portuguese equities have outperformed many other emerging equity markets as well as all developed markets on a year-to-date basis. This reflects several factors, and I would like to draw your attention to the three most important:

First, the Portuguese economy continues to enjoy remarkably sound performance. Economic growth forecasts have been raised to 3.8% from 2.5% at the beginning of the year. Exports and domestic demand, notably in construction and capital goods, continue to drive growth. The annual inflation rate for June was 1.8%, the lowest level since March 1969. The government currently projects average inflation for full-year 1997 at a maximum of 2.1%, versus 3.1% for 1996. Though the central bank has cut short-term interest rates by a full percentage point since the end of 1996, I still see scope for further rate cuts later this year.

Second, the government's sale of 30% of Electricidade de Portugal, S.A. ("EDP") to the public in mid-June was a huge success. EDP instantly became Portugal's largest-capitalization stock, making it one of the likely vehicles of choice

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
among investors seeking exposure to the Portuguese market. In addition, the offering was substantially oversubscribed (I.E, about $86 billion was bid for $2.33 billion in stock). I regard such high interest among investors as a clear reflection of their confidence in Portugal's favorable investment environment.

Finally, Morgan Stanley Capital International ("MSCI") announced that it would shift Portugal on December 2, 1997 from its current listing in the widely used Emerging Markets Free Index to MSCI's EAFE (I.E., Europe Australia Far East) index. EAFE includes larger economies such as Japan and those of Western Europe and is considered a standard benchmark for the performance of aggregate developed equity markets. Portugal's inclusion within EAFE means that it will become part of most index-oriented international portfolios and, thus, could attract much greater attention and investment inflows.

There is little doubt that Portugal is in compliance with most of the strict economic criteria for inclusion in the first round of European Monetary Union. Its biggest obstacle to inclusion has been political, due to Germany's insistence that first-round members come only from the biggest nations. This may well change, however, as Germany's own compliance with the criteria is somewhat questionable and the newly elected Socialist government in France is demanding the inclusion of more nations at the outset.

Hence, the market performed well for a variety of reasons. As Portugal gains greater visibility with a broader range of investors, furthermore, the environment for equities should remain quite positive.

PORTFOLIO STRATEGY

Since becoming Chief Investment Officer of the Fund at the start of the year, I have begun to implement certain changes in investment policy, albeit consistent with the Fund's charter. Foremost among these are the reduction of the number of securities within the Fund and an emphasis on less-liquid securities that appear to have outstanding medium-term prospects. I intend to keep a strong overall liquidity profile for the Fund, however, and thus will continue to seek opportunities among the larger stocks.

The following are two good examples of attractive larger stocks.

PORTUGAL TELECOM, S.A.

Portugal Telecom, S.A. ("PT"), the government-owned telephone monopoly, possesses substantial strategic value to the world's global telecommunications giants. This is most clearly indicated by its inclusion in the Concert alliance headed by British Telecom plc ("BT") and MCI Communications. In the government's sale of PT shares planned for late 1997, furthermore, BT and MCI have agreed to buy a combined 1.5% stake and Telefonica de Espana will buy 3.5%.

Membership in Concert will improve PT's position in its domestic market in several important ways:

- BT, one of the strongest potential entrants into the Portuguese market, has been neutralized as a competitive threat.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

- As the only European telecom provider to have fully rebalanced its tariff structure, BT can provide unmatched expertise to PT in its own rebalancing efforts.

- Access to Concert products will enable PT to offer state-of-the-art telephony to multinational corporations with facilities in Portugal, as soon as late 1997. PT's ability to deliver the same level of performance to small- and medium-size companies, which form Portugal's largest business customer sector, will set an extremely high standard for potential competitors to meet.

- BT's status as a world leader in the development of telecom transmission systems will give PT access to leading-edge research and technology.

- PT will be able to take advantage of the significant economies of scale in procurement costs created by the merger of BT and MCI.

In addition to PT's membership in Concert, I note these other positive factors about the company:

- Portugal's government recently announced its intention to spend $2.1 billion on building up the nation's telecom infrastructure by the start of competition in 2000.

- Digitalization of PT's network, which will allow the delivery of high-margin/value-added services such as call waiting and teleconferencing, reached 79% at year-end 1996 and should be complete by 1999.

- PT is a prodigious generator of excess cash flow, with which it can create shareholder value via debt reduction, stock repurchases, dividend increases and high-return investments.

- PT's earnings will continue to be enhanced by a highly successful cost-reduction program.

- PT controls half of Portugal's cellular telephony market, whose dynamic growth is among Europe's strongest. I anticipate that Portugal will be able to raise its cellular penetration level to the European average (I.E., around 16% of the population) by the end of 1998.

BANCO COMMERCIAL PORTUGUES, S.A.

Banco Commercial Portugues, S.A. ("BCP") is Portugal's largest non-government financial entity in terms of total assets. Its main lines of business are banking (68% of 1996 net profit), followed by insurance (7%) and mortgages (4%). A variety of other sources (E.G., investment management, securities trading and brokerage, corporate finance) account for the remainder.

BCP is somewhat unusual for a large European bank in that its roots do not extend back to the distant past. Rather, BCP was founded in 1985 by a team of experienced bankers seeking to prosper from the deregulation of the Portuguese banking industry. Their stated intention was to pursue financial services markets underdeveloped by state-owned banks.

Much consolidation among Portuguese banks has occurred in recent years, as more banks were privatized, competition intensified and the domestic market matured. Five banking groups now control roughly 85% of the market. BCP's management anticipated this trend and determined that it should build a large market position in

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
banking and other financial services to be most competitive. Accordingly, BCP acquired 50% ownership of its nearest competitor, Banco Portugues do Atlantico ("BPA"), in 1995. The BPA acquisition gave BCP the commanding presence it was looking for. [Note: BCP bought an additional 25% of BPA in July 1997. I view this positively both from a strategic perspective and because the purchase will not result in any dilution of earnings per share.]

At present, several factors are generating strong growth among the surviving Portuguese banks. These include the initial stage of benefits from the tough restructuring measures prompted by consolidation; accelerating volume growth in mortgages and consumer lending driven by falling interest rates; increasing focus on cross-selling of products; rising fee-based income streams; and stabilizing profit margins.

Our investment thesis for BCP is straightforward. I believe that its shares will appreciate as a result of the industry drivers cited above as well as favorable company specifics.

Most notable among the latter are the cost savings and efficiencies derived from the integration of BPA. At the end of 1996, BCP absorbed a major charge against earnings to restructure BPA's operating and financial condition, thus allowing it a much fresher start in 1997. Substantial cost savings from the early retirements and layoffs caused by the restructuring should begin to materialize toward the end of this year. Further savings will gradually be realized from the merger of back offices and redesign of bank branches.

There are other positives for BCP, as well. Income from insurance, credit cards and securities trading is experiencing rapid growth. Insurance and investment management are being boosted by more aggressive cross-selling to bank customers. Looking further ahead, BCP has discussed the possibility of expanding insurance sales into Eastern Europe, and analysts speculate that it may sell off some non-core assets for handsome capital gains.

OUTLOOK

Our outlook for Portuguese equities is quite optimistic. In my view, the combination of Portugal's inclusion within the EAFE index and continued privatizations could result in a substantial inflow of investment capital from non-emerging sources.

In addition, a key issue for investors remains whether the country will become a charter member of European Monetary Union ("EMU"). Based purely on compliance with the strict fiscal and economic criteria for EMU membership, Portugal is better-qualified than most European nations. As noted earlier, though, political considerations are playing a major role in the membership process.

I believe that Portugal's macroeconomic climate is very favorable for investment regardless of the EMU outcome. Like that of the U.S., there appears to be an unusually compelling union of moderate growth and controlled inflation. I note in this context that sentiment in the fixed income market clearly reflects investor confidence: yield spreads between Portuguese and core European government bonds are lower than ever before; and Portugal's local-currency debt is highly regarded by the top debt-rating agencies (E.G., ratings of AAA by Standard & Poors and Aa2 by Moody's Investors Service).

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

I appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Respectfully,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer *

I wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 17 and 18 of this report.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. He also is Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., and The Latin America Investment Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENTAGE OF NET ASSETS
                                      6/30/97   12/31/96
Banking                                  19.76       7.89
Chemicals & Petroleum Products            1.97       2.11
Construction & Public Works              19.07      21.52
Consumer Products                         0.00       7.97
Electric-Integrated                       4.23       0.00
Film Distribution                         1.54       2.39
Foodstuffs, Beverages & Tobacco           6.25      15.10
Forest Products & Paper                  10.65       6.90
Insurance                                 8.61       8.67
Miscellaneous Manufacturing               2.69       1.59
Retail Trade                              0.93       4.83
Telecommunications                       17.53      13.78
Transportation & Warehousing              2.80       1.71
Other                                     1.40       2.72
Cash & Cash Equivalents                   2.57       2.82

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                    Percent of Net
     Holding                                                                   Sector                   Assets
------------------------------------------------------------------------------------------------------------------
 1.  Portugal Telecom, S.A.                                              Telecommunications               13.6
------------------------------------------------------------------------------------------------------------------
 2.  Cimpor Cimentos de Portugal, S.A.                               Construction & Public Works          12.6
------------------------------------------------------------------------------------------------------------------
 3.  Banco Commercial Portugues, S.A.                                          Banking                     9.5
------------------------------------------------------------------------------------------------------------------
 4.  BPI S.G.P.S., S.A.                                                        Banking                     5.3
------------------------------------------------------------------------------------------------------------------
 5.  Banco Espirito Santo e Comercial de Lisboa, S.A.                          Banking                     4.9
------------------------------------------------------------------------------------------------------------------
 6.  Engil S.G.P.S., S.A.                                            Construction & Public Works           4.7
------------------------------------------------------------------------------------------------------------------
 7.  Companhia de Seguros Mundial Confianca, S.A.                             Insurance                    4.7
------------------------------------------------------------------------------------------------------------------
 8.  Estabelecimentos Jeronimo Martins & Filho S.G.P.S., S.A.      Foodstuffs, Beverages & Tobacco         4.4
------------------------------------------------------------------------------------------------------------------
 9.  Electricidade de Portugal, S.A.                                     Electric-Integrated               4.2
------------------------------------------------------------------------------------------------------------------
10.  Companhia de Seguros Tranquilidade                                       Insurance                    3.9
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 No. of           Value
Description                                                      Shares         (Note A)
-------------------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-97.43%
 BANKING-19.75%
Banco Commercial Portugues, S.A., (Registered)..............        423,200   $   7,990,193
Banco Commercial Portugues, S.A., Series A..................         40,500       2,774,250
Banco Espirito Santo e Comercial de Lisboa, S.A.,
 (Registered)...............................................        245,300       5,557,918
BPI S.G.P.S., S.A...........................................        305,800       5,949,064
                                                                              -------------
                                                                                 22,271,425
                                                                              -------------
 CHEMICALS & PETROLEUM PRODUCTS-1.97%
Corporacao Industrial do Norte, S.A., (Bearer)..............         40,580       2,224,282
                                                                              -------------
 CONSTRUCTION & PUBLIC WORKS-19.07%
Caima-Ceramica e Servicos S.G.P.S., S.A.+...................         82,600         635,257
Cimpor Cimentos de Portugal, S.A............................        608,171      14,170,068
Engil S.G.P.S., S.A.........................................        433,431       5,293,087
Oliva Industrias Metalurgicas, S.A.+........................        227,153               0
Sociedade de Contrucoes Soares da Costa, S.A.+..............        149,000       1,396,435
                                                                              -------------
                                                                                 21,494,847
                                                                              -------------
 ELECTRIC-INTEGRATED-4.23%
Electricidade de Portugal, S.A..............................        262,450       4,767,782
                                                                              -------------
 FILM DISTRIBUTION-1.54%
Filmes Lusomundo S.G.P.S., S.A..............................        192,025       1,734,225
                                                                              -------------
 FOODSTUFFS, BEVERAGES & TOBACCO-6.25%
Estabelecimentos Jeronimo Martins & Filho S.G.P.S., S.A.....         70,299       4,909,398
Sumolis Companhia Industrial de Frutas e Bebidas, S.A.......        321,346       2,135,548
                                                                              -------------
                                                                                  7,044,946
                                                                              -------------
 FOREST PRODUCTS & PAPER-10.65%
Caima Companhia de Celulose do Caima, S.A...................         80,750       1,486,066
Corticeira Amorim, S.A......................................        380,500       3,760,577

                                                                 No. of           Value
Description                                                      Shares         (Note A)
-------------------------------------------------------------------------------------------
 FOREST PRODUCTS & PAPER (CONTINUED)
Portucel Industrial-Empresa Produtora de Celulosa, S.A......        577,100   $   4,277,718
Sonae Industria, S.A.+......................................        265,681       2,476,393
Sonae Industria, S.A., Rights (expiring 07/04/97)+..........        265,681           1,509
                                                                              -------------
                                                                                 12,002,263
                                                                              -------------
 HOTELS & RESTAURANTS-0.05%
Sopete-Sociedade Poveira de Empreendimentos Turistico, S.A.,
 (Bearer)+..................................................         18,630          55,026
                                                                              -------------
 INSURANCE-8.61%
Companhia de Seguros Mundial Confianca, S.A.+...............        359,700       5,291,646
Companhia de Seguros Tranquilidade..........................        218,900       4,413,922
                                                                              -------------
                                                                                  9,705,568
                                                                              -------------
 MISCELLANEOUS MANUFACTURING-2.69%
Crisal Cristais de Alcobaca, S.A............................        124,000       2,021,409
Crisal Cristais de Alcobaca, S.A. (New)Section+.............         62,000       1,010,704
                                                                              -------------
                                                                                  3,032,113
                                                                              -------------
 NON-METALIC MINERAL PRODUCTS-1.36%
Fabrica de Porcelanas da Vista Alegre, S.A..................         20,990         624,196
VA Grupo-Vista Alegre Participacoes, S.A....................         32,600         911,957
                                                                              -------------
                                                                                  1,536,153
                                                                              -------------
 RETAIL TRADE-0.94%
Modelo Continente S.G.P.S., S.A.............................         25,500       1,055,889
                                                                              -------------
 TELECOMMUNICATIONS-17.52%
Portugal Telecom, S.A.......................................        226,317       9,126,959
Portugal Telecom, S.A. ADR..................................        155,961       6,257,935
Telecel-Comunicacaoes Pessoais, S.A. ADR+...................         52,730       4,372,816
                                                                              -------------
                                                                                 19,757,710
                                                                              -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                 No. of           Value
Description                                                      Shares         (Note A)
-------------------------------------------------------------------------------------------
 TRANSPORTATION & WAREHOUSING-2.80%
Fabrica de Vidros Barbosa & Almeida, S.A....................        152,200   $   3,151,969
                                                                              -------------

TOTAL INVESTMENTS-97.43%
 (Cost $88,384,950) (Notes A,D)............................................     109,834,198
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES-2.57%......................................................       2,900,082
                                                                              -------------
NET ASSETS-100.00%.........................................................   $ 112,734,280
                                                                              -------------
                                                                              -------------
---------------------------------------------------------
+          Security is non-income producing.
Section    New shares are not entitled to dividends until
           approximately 90 days from the date such shares were
           issued.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $88,384,950) (Note A).....................  $   109,834,198
Cash (including $206,645 of foreign currency with a cost of $206,645)
 (Note A).............................................................        4,240,277
Prepaid expenses......................................................           30,440
                                                                        ---------------
Total Assets..........................................................      114,104,915
                                                                        ---------------

 LIABILITIES
Payables:
  Investments purchased...............................................          921,462
  Advisory fee (Note B)...............................................          262,677
  Administration fees (Note B)........................................           17,377
  Other accrued expenses..............................................          169,119
                                                                        ---------------
Total Liabilities.....................................................        1,370,635
                                                                        ---------------
NET ASSETS (applicable to 5,319,276 shares of common stock
 outstanding) (Note C)................................................  $   112,734,280
                                                                        ---------------
                                                                        ---------------

NET ASSET VALUE PER SHARE ($112,734,280  DIVIDED BY 5,319,276)........           $21.19
                                                                        ---------------
                                                                        ---------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 5,319,276 shares issued and
 outstanding (100,000,000 shares authorized)..........................  $         5,319
Paid-in capital.......................................................       73,346,864
Undistributed net investment income...................................          917,670
Accumulated net realized gain on investments and foreign currency
 related transactions.................................................       17,008,971
Net unrealized appreciation in value of investments and translation of
 other assets and liabilities denominated in foreign currency.........       21,455,456
                                                                        ---------------
Net assets applicable to shares outstanding...........................  $   112,734,280
                                                                        ---------------
                                                                        ---------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends...........................................................  $     2,017,189
  Interest............................................................           56,353
  Less: Foreign taxes withheld........................................         (278,641)
                                                                        ---------------
  Total Investment Income.............................................        1,794,901
                                                                        ---------------
Expenses:
  Investment advisory fees (Note B)...................................          595,965
  Custodian fees......................................................           95,584
  Administration fees (Note B)........................................           49,447
  Printing............................................................           37,192
  Accounting fees.....................................................           31,073
  Audit and legal fees................................................           30,657
  Transfer agent fees.................................................           15,157
  Directors' fees.....................................................           14,380
  NYSE listing fees...................................................            8,024
  Insurance...........................................................            7,608
  Other...............................................................            7,449
                                                                        ---------------
  Total Expenses......................................................          892,536
  Less: Fee waivers (Note B)..........................................          (87,798)
                                                                        ---------------
    Net Expenses......................................................          804,738
                                                                        ---------------
  Net Investment Income...............................................          990,163
                                                                        ---------------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments.........................................................       19,139,695
  Foreign currency related transactions...............................          (48,419)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign
 currency.............................................................           13,435
                                                                        ---------------
Net realized and unrealized gain on investments and foreign currency
 related transactions.................................................       19,104,711
                                                                        ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $    20,094,874
                                                                        ---------------
                                                                        ---------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         For the Six      For the Year
                                                                         Months Ended        Ended
                                                                        June 30, 1997     December 31,
                                                                         (unaudited)          1996
                                                                        -------------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income...............................................  $     990,163    $     598,220
  Net realized gain on investments and foreign currency related
   transactions.......................................................     19,091,276        1,594,647
  Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign
   currency...........................................................         13,435       20,160,199
                                                                        --------------   --------------
    Net increase in net assets resulting from operations..............     20,094,874       22,353,066
                                                                        --------------   --------------
Dividends to shareholders:
  Net investment income...............................................             --         (424,204)
                                                                        --------------   --------------
Capital share transactions (Note C):
  Proceeds from 16,731 shares and 3,184 shares, respectively, issued
   in reinvestment of dividends.......................................        240,506           39,398
                                                                        --------------   --------------
    Total increase in net assets......................................     20,335,380       21,968,260
                                                                        --------------   --------------

 NET ASSETS
Beginning of period...................................................     92,398,900       70,430,640
                                                                        --------------   --------------
End of period (including undistributed net investment income of
 $917,670 for the six months ended June 30, 1997).....................  $ 112,734,280    $  92,398,900
                                                                        --------------   --------------
                                                                        --------------   --------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                        For the
                                                                                                                        Period
                        For the Six                                                                                   November 9,
                           Months                                  For the Years Ended                                   1989*
                           Ended                                       December 31,                                     through
                       June 30, 1997    --------------------------------------------------------------------------   December 31,
                        (unaudited)       1996       1995       1994       1993       1992       1991       1990         1989
                       -----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of
 period...............      $17.43        $13.29     $14.33     $12.52      $8.90     $10.77     $10.96     $13.79       $13.79**
                       --------------   --------   --------   --------   --------   --------   --------   --------   -------------
Net investment
 income...............        0.18          0.11       0.17       0.06       0.07       0.11       0.13       0.16         0.04
Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions.........        3.58+         4.11      (1.03)      1.81       3.55      (1.92)     (0.21)     (2.87)        0.04
                       --------------   --------   --------   --------   --------   --------   --------   --------   -------------
Net
 increase/(decrease)
 in net assets
 resulting from
 operations...........        3.76          4.22      (0.86)      1.87       3.62      (1.81)     (0.08)     (2.71)        0.08
                       --------------   --------   --------   --------   --------   --------   --------   --------   -------------
Dividends and
 distributions to
 shareholders:
  Net investment
   income.............          --         (0.08)     (0.15)     (0.06)        --      (0.06)     (0.11)     (0.12)       (0.04)
  In excess of net
   investment
   income.............          --            --         --         --         --         --         --         --        (0.04)
  Net realized gain on
   foreign currency
   related
   transactions.......          --            --      (0.03)        --         --         --         --         --           --
                       --------------   --------   --------   --------   --------   --------   --------   --------   -------------
Total dividends and
 distributions to
 shareholders.........          --         (0.08)     (0.18)     (0.06)        --      (0.06)     (0.11)     (0.12)       (0.08)
                       --------------   --------   --------   --------   --------   --------   --------   --------   -------------
Net asset value, end
 of period............      $21.19        $17.43     $13.29     $14.33     $12.52      $8.90     $10.77     $10.96       $13.79
                       --------------   --------   --------   --------   --------   --------   --------   --------   -------------
                       --------------   --------   --------   --------   --------   --------   --------   --------   -------------
Market value, end of
 period...............     $17.500       $13.750    $11.125    $13.875    $14.125     $8.000     $9.750     $9.250      $17.000
                       --------------   --------   --------   --------   --------   --------   --------   --------   -------------
                       --------------   --------   --------   --------   --------   --------   --------   --------   -------------
Total investment
 return(a)............       27.27%        24.28%    (18.65)%    (1.35)%    76.56%    (17.34)%     6.58%    (44.91)%      22.49%
                       --------------   --------   --------   --------   --------   --------   --------   --------   -------------
                       --------------   --------   --------   --------   --------   --------   --------   --------   -------------
 RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of
 period (000
 omitted).............    $112,734       $92,399    $70,431    $75,908    $66,351    $47,134    $57,036    $58,084      $73,023
Ratio of expenses to
 average net assets,
 net of fee waivers...        1.57%(b)      1.62%      1.58%      1.41%      1.97%      1.92%      1.96%      2.04%        2.26%(b)
Ratio of expenses to
 average net assets,
 excluding fee
 waivers..............        1.92%(b)      1.81%      1.76%      1.59%      2.00%        --         --         --           --
Ratio of net
 investment income to
 average net assets...        1.94%(b)      0.75%      1.18%      0.43%      0.66%      1.07%      1.20%      1.38%        2.03%(b)
Portfolio turnover
 rate.................       38.37%        35.94%     35.73%     15.47%     24.47%     39.07%     13.31%     10.09%          --
Average commission
 rate per share(c)....     $0.0673       $0.0584         --         --         --         --         --         --           --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
+ Includes a $0.01 per share decrease to the Fund's net asset value resulting from the dilutive impact of shares issued pursuant to the Fund's Dividend Reinvestment Plan.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Portugal Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the last current bid and the asked prices, if available. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1997, the interest rate was 4.9375% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1996, the Fund had a capital loss carryover for U.S. federal income tax purposes of $1,621,337 which expires in 2002.

The Fund may be subject to Portuguese corporate income tax at a maximum rate of 17.50% on dividends received from Portuguese corporations. Capital gains realized by the Fund on the sale of securities are exempt from Portuguese tax.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Repatriation of both investment income and capital from Portugal is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. Foreign investment in Portugal by the Fund may be subject to the prior authorization from the Minister of Finance, from the Bank of Portugal or the Portuguese Foreign Trade Institute, depending on the type of investment or subject to the rules concerning public trade offers.

The Portuguese securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A high proportion of the shares of some Portuguese listed companies are held by a limited number of persons, which may limit the number of shares available for acquisition by the Fund. Restrictions on foreign ownership could also restrict the Fund's ability to acquire shares in certain companies.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million and 1.10% of amounts over $100 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-adviser. For the six months ended June 30, 1997, BEA earned

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
$595,965 for advisory services, of which BEA waived $87,798. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended June 30, 1997, BEA was reimbursed $3,712 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.09% of the Fund's average weekly net assets. For the six months ended June 30, 1997, BSFM earned $45,735 for administrative services.
 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,319,276 shares outstanding at June 30, 1997, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at June 30, 1997 was $88,828,775. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $21,005,423 was composed of gross appreciation of $28,435,193 for those investments having an excess of value over cost and gross depreciation of $7,429,770 for those investments having an excess of cost over value.

For the six months ended June 30, 1997, total purchases and sales of securities, other than short-term investments, were $38,758,110 and $37,861,003, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the six months ended June 30, 1997.

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 22, 1997, the annual meeting of shareholders of The Portugal Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR      WITHHELD   NON-VOTES
------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac             3,660,384    250,597   1,408,295
Richard W. Watt                  3,649,262    261,719   1,408,295
Jonathan W. Lubell               3,646,992    263,989   1,408,295
William W. Priest, Jr.           3,649,960    261,021   1,408,295

In addition to the directors re-elected at the meeting, James J. Cattano and Martin M. Torino continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1997.

                                   FOR       AGAINST    ABSTAIN   NON-VOTES
                                ----------  ---------  ---------  ----------
                                3,873,645    20,670     16,666    1,408,295

--------------------------------------------------------------------------------
   16

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Portugal Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by the broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if

--------------------------------------------------------------------------------
the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gain distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in the stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
   18

 SUMMARY OF GENERAL INFORMATION

The Fund--The Portugal Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Portuguese securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1997, BEA managed approximately $31.9 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Portugal" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "PortugalFd". The Fund's New York Stock Exchange trading symbol is PGF. Weekly comparative net asset value (NAV) and market price information about The Latin America Investment Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                           BEA ADVISOR FUNDS
SINGLE COUNTRY                                             OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                      BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                  BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)                          BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                              BEA International Equity Fund
MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
FIXED INCOME                                               For shareholder information or a copy of
BEA Income Fund, Inc. (FBF)                                a prospectus for any of the open- end
BEA Strategic Income Fund, Inc. (FBI)                      mutual funds, please call,
                                                           1-800-401-2230.
For closed-end fund information                            Visit our website on the Internet:
please call, 1-800-293-1232.                               http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director
Dr. Enrique R. Arzac            Director
James J. Cattano                Director

Jonathan W. Lubell              Director

Martin M. Torino                Director
Paul P. Stamler                 Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Wendy S. Setnicka               Assistant Treasurer

 INVESTMENT ADVISER
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                                  [LOGO]

--------------------------------------------------------------------------------
                                                                   3912-SAR-6/97